                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
        Date of Report (Date of earliest event reported): April 16, 2002


                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                             0-9036                 23-0787-699
--------------------------------               -----------            ------------------
   State or other Jurisdiction                 Commission              I.R.S. Employer
of Incorporation or Organization               File Number            Identification No.


                     9000 State Road, Philadelphia, PA 19136
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code Registrant's telephone number, including area code: (215) 333-9000



5. OTHER ITEMS

         The following is a press release concerning the acceptance by the American Stock Exchange of Lannett Company, Inc.'s common stock.

               LANNETT COMPANY IS APPROVED FOR LISTING ON AMERICAN
                                STOCK EXCHANGE -


PHILADELPHIA, PA - April 9, 2002 - LANNETT COMPANY, INC. (OTC Bulletin Board:
LANN-news), a pharmaceutical manufacturer, is pleased to announce that the American Stock Exchange has approved the Company's application for the listing of its outstanding, and reserved

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common stock shares. The approval is contingent upon the Company being in compliance with all applicable listing guidelines on the date it begins trading on the Exchange, and may be rescinded if the Company is not in compliance with such guidelines. The Company is currently in compliance with the listing guidelines; and it expects to be in compliance for the foreseeable future. Trading on the American Stock Exchange began on Monday, April 15th, under the stock ticker symbol "LCI".


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LANNETT COMPANY, INC

By: /s/ Larry Dalesandro
---------------------------
    Chief Operating Officer



Date:  April 16, 2002